SECURITIES AND EXCHANGE COMMISSION
                             Washington DC    20549

                                  SCHEDULE 14A

PROXY  STATEMENT  PURSUANT  TO  SECTION  14(A)  OF  THE  SECURITIES
                              EXCHANGE ACT OF 1934

Filed  by  the  Registrant    |x|


Filed  by  a  Party  other  than  the  Registrant    |  |


Check  the  appropriate  box:

|   |  Preliminary  Proxy  Statement

|   |  Confidential,  for  Use  of the Commission
       Only (as permitted by Rule 14a-6(e)(2))

| x |  Definitive  Proxy  Statement
|   |  Definitive  Additional  Materials
|   |  Soliciting  Material  Under  Rule  14a-12.

                           USA VIDEO INTERACTIVE CORP.
                           ---------------------------
                 Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

| x |  No  fee  required.

|   |  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title  of  each  class  of  securities  to which transaction applies :

          ----------------------------------------------------------------------
     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed  maximum  aggregate  value  of  transaction:

          ----------------------------------------------------------------------
     (5)  Total  fee  paid:

          ----------------------------------------------------------------------

|   |  Fee  paid  previously  with  preliminary  materials:

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was

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

     paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing

     (1)  Amount  Previously  Paid:

     (2)  Form,  Schedule  or  Registration  Statement  No.:

     (3)  Filing  Party:

     (4)  Date  Filed:

                           USA VIDEO INTERACTIVE CORP.
                                  83 HALLS ROAD
                           OLD LYME, CONNECTICUT 06371



Dear  Shareholder:

We invite you to attend our annual meeting of shareholders to be held on Thursday, June 12th, 2003, in Calgary, Alberta, Canada. At the meeting you will hear a report on our operations and have a chance to meet your directors and executives.

This mailing includes the formal notice of the meeting, the Report on Form 10-K to the Securities and Exchange Commission and the Proxy Statement. The Proxy Statement tells you more about the agenda and procedures for the annual meeting. It also describes how the Board of Directors operates and gives personal information about our director candidates.

Even if you only own a few shares, we want your shares to be represented at the meeting. I urge you to complete, sign, date, and return your proxy promptly in the enclosed envelope.

To attend the meeting in person, please follow the instructions in the Proxy Statement.

Sincerely  yours,

/s/  Edwin  Molina

Edwin  Molina
President

May  8th,  2003

                           USA VIDEO INTERACTIVE CORP.
                                  83 HALLS ROAD
                           OLD LYME, CONNECTICUT 06371

                  NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

TIME:     11:00  a.m.,  Mountain  Time

DATE:     Thursday,  June  12th,  2003

PLACE:     Beaumont  Church  LLP,  Barristers  and  Solicitors
           2200  Telus  Tower,  411  -  1st  Street  SE
           Calgary,  Alberta,  Canada  T2G  5E7

PURPOSE:

     1.   To  elect  directors

     2. To ratify the appointment by the Board of Directors of Goldstein Golub Kessler LLP as the Company's independent auditors for the current fiscal year.

     3. To transact such other business as may properly come before the annual meeting or any adjournment of the meeting.

Only shareholders of record at the close of the business on May 8th, 2003 may vote at the annual meeting.

Your vote is important. Please complete, sign, date, and return your proxy promptly in the enclosed envelope.

                                        By  Order  of  the  Board  of  Directors


                                        By:  /s/Anton  J.  Drescher
                                        ---------------------------
May  8th,  2003                         Anton  J.  Drescher,
                                        Secretary



PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE 2003 ANNUAL MEETING OF SHAREHOLDERS OF USA VIDEO INTERACTIVE CORP. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH, EVEN IF YOU PREVIOUSLY RETURNED YOUR PROXY.

                           USA VIDEO INTERACTIVE CORP.

                                 PROXY STATEMENT

GENERAL  INFORMATION

This Proxy Statement is being sent to you in connection with the solicitation of proxies for the 2003 annual meeting of shareholders (the "Annual Meeting") by the Board of Directors of USA Video Interactive Corp. (the "Company", "USA Video", "we" or "us") to be held at the offices of Beaumont Church LLP, Barristers and Solicitors, 2200 Telus Tower, 411 - 1st Street SE, Calgary, Alberta, Canada, T2G 5E7, at 11:00 a.m., Mountain Time, on Thursday, June 12th, 2003, and at any adjournments thereof. This proxy statement and the accompanying Notice of 2003 Annual Meeting of Shareholders and form of proxy were first mailed to stockholders on or about May 13th, 2003. Shareholders are encouraged to review the information provided in this proxy statement in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2002, a copy of which also accompanies this proxy statement.

WHO  MAY  VOTE

Only shareholders of the Company as recorded in our stock register at the close of business on May 8th, 2003 (the "Record Date") may vote at the Annual Meeting. At the close of business on the Record Date, we had 107,995,089 common shares outstanding and entitled to vote, held by approximately 1,456 stockholders of record (excluding warrants to purchase 23,575,000 common shares and 25,000 common shares reserved for our stock option plan). Each common share is entitled to one vote on each matter properly brought before the Annual Meeting.

HOW  TO  VOTE

You may vote in person at the meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. You can always change your vote at the Annual Meeting.

VOTING  ELECTRONICALLY  VIA  THE  INTERNET

If your shares are registered in the name of a bank or brokerage you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services ("ADP") online program, which provides eligible shareholders who receive a paper copy of the proxy statement with the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form from the bank or brokerage firm will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the enclosed envelope.

HOW  PROXIES  WORK

Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for or not vote for the nominees for director named in this Proxy Statement. You may also vote for or against the proposal to ratify the appointment of Goldstein Golub Kessler LLP as the Company's independent auditors or abstain from voting.

If you sign and return the enclosed proxy but do not specify how to vote, we will vote your shares in favor of the nominees for director named in this Proxy Statement and in favor of the other proposal described in this Proxy Statement. In the discretion of the proxy holders, the proxies will also be voted for or against such other matters as may properly come before the Annual Meeting. At the date this Proxy Statement went to press we did not know of any other matters to be raised at the Annual Meeting.

The persons named in the enclosed proxy are directors and officers of the Company and you may strike out the names of the persons whom you do not wish to act on your behalf. A shareholder has the right to appoint any person to attend and act for him or her at the Annual Meeting. A SHAREHOLDER DESIRING TO APPOINT A PERSON TO REPRESENT HIM AT THE ANNUAL MEETING MAY DO SO EITHER BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED AND STRIKING OUT THE PRINTED NAMES IN THE FORM OF PROXY OR BY COMPLETING ANOTHER PROXY. In either case, the proxy must be delivered to the offices of the Company's Transfer Agent, CIBC Mellon Trust Company, Suite 600, 333 7th Avenue S.W., Calgary, Alberta, Canada,T2P 2Z3 at least 48 hours prior to the scheduled commencement of the Annual Meeting.

You may receive more than one proxy depending on how you hold your shares. Shares registered in your name are covered by one proxy. If you hold shares through someone else, such as a bank or broker (that is, in street name) please refer to your proxy card or the information forwarded by your bank, broker or other holder of record for voting instructions. If you want to vote in person at the Annual Meeting, and you hold your shares in street name, you must obtain a proxy from your bank or broker and bring the proxy to the Annual Meeting.

This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about May 13th, 2003.

These securityholder materials are being sent to both registered and non-registered owners of the securities. If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

By choosing to send these materials to you directly, the Company (and not the intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

REVOKING  A  PROXY

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the Annual Meeting, or by notifying our Secretary in writing at #507, 837 West Hastings Street, Vancouver, British Columbia, Canada, V6C 3N6.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at our Annual Meeting, you must bring to our meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and that such broker, bank or other nominee is not voting your shares.

QUORUM

To conduct the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares entitled to vote must be represented at the Annual Meeting, either by proxy or in person.

VOTES  NEEDED

The three nominees for director receiving a plurality of the votes cast in person or by proxy at the Annual Meeting shall be elected. Approval to ratify the appointment of Goldstein Golub Kessler LLP requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting. If the Annual Meeting is adjourned, your shares may be voted by the proxy holder on the new meeting date unless you have revoked your proxy.

Only votes cast "for" or "against" a proposal are counted. Abstentions and broker non-votes (or votes withheld" in the election of directors) will not be counted, except for purposes of determining a quorum. Broker non-votes occur when a broker returns a proxy but does not have authority to vote on a particular proposal.

ATTENDING  IN  PERSON

Only shareholders, their proxy holders, and USA Video's guests may attend the Annual Meeting.

If you hold your shares through someone else, such as a bank or a broker, send proof of your ownership to the Secretary at the address listed above, or you may bring proof of ownership with you in order to be admitted to the Annual Meeting. Acceptable proof could include an account statement showing that you owned USA Video shares on May 8th, 2003.

We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, email or fax. We will also reimburse banks, brokers and other persons holding shares in their names or in the names of their nominees for their reasonable out-of-pocket expenses in forwarding proxies and proxy material to the beneficial owners of such shares.

                                     ITEM 1:
                              ELECTION OF DIRECTORS

The board of directors has nominated and recommends FOR election of three of its current directors for election at the Annual Meeting. Mr. Robert Smith resigned as a director as of May 7th, 2003 and Maurice Loverso was appointed in his place. The enclosed Proxy will be voted FOR the persons nominated unless otherwise indicated. If any of the nominees should be unable to serve or should decline to do so, the discretionary authority provided in the Proxy will be exercised by the proxy holders to vote for a substitute or substitutes to be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

Each nominee elected as a director will hold office until the next annual meeting of shareholders and until his successor is elected and qualified, or until his earlier death, resignation or retirement. Set forth below for each nominee is his age and his position, if any, in the Company.

The information set forth below as to each nominee for director has been furnished to the Company by the respective nominee.




NAME               AGE                     POSITION                      PERIOD OF SERVICE
-----------------  ---  -----------------------------------------------  -----------------


Edwin Molina. . .   47  Director, Chief Executive Officer and President  Since 1998
Anton J. Drescher   46  Director, Chief Financial Officer and Secretary  Since 1994
Maurice Loverso .   42  Director                                         Since 2003

EDWIN  MOLINA  -  PRESIDENT,  CHIEF  EXECUTIVE  OFFICER  AND  DIRECTOR

Mr. Molina served as a Senior Administrator with USA Video from June 1992 to June 30, 1998, when he was appointed President, Chief Executive Officer and a director. Mr. Molina was also a Senior Administrator with Adnet USA LLC, a private California company involved in Internet advertising, from May 1996 to June 1998.

ANTON  J.  DRESCHER  -  CHIEF  FINANCIAL  OFFICER,  SECRETARY  AND  DIRECTOR

Mr. Drescher has been Chief Financial Officer of USA Video since December 1994. He has also been a director and Secretary/ Treasurer of Cal-Star, Inc. (formerly "Future Link Systems Inc.") a public company listed for trading on the TSX Venture Exchange (the "TSX"), which company was previously involved in the development of compression technology and is now deemed an inactive company by the TSX; a director and Secretary/Treasurer of iQuest Networks Inc. (formerly "Interlink Systems Inc." and "Glassmaster Industries, Inc."), a public company listed on the TSX, involved in digital audio distribution since 1996; President of Westpoint Management Consultants Limited, a private company engaged in tax and accounting consulting for business reorganizations since 1979; President of Harbour Pacific Capital Corp., a private British Columbia company involved in regulatory filings for businesses in Canada, since 1998; and, since 1991, a director and President of International Tower Hill Mines Limited, a public British Columbia company listed on the TSX and involved in mineral exploration, since February 2003, a director and Secretary of StorageFlow Systems Corp., a public company listed on the TSX, which company is involved in electronic data storage. Mr. Drescher has been a Certified Management Accountant since 1981.

MAURICE  LOVERSO  -  DIRECTOR

Mr. Loverso has been a director of USA Video since May 8th, 2003. He has been President of 3336298 Canada Inc. since 1996, providing financial consultation services to small capital public and private companies and has been a director of Group Intercapital Inc. since 1996, assisting a small cap venture capital firm with financial advice. Previously, from 1992 to 1995, he served as President of Almic Industries, a manufacturer of bathroom vanities and accessories and provided financial consultant services to USA Video from 1992 to 1994. From 1998 to 1999, he was a director of QR Canada Capital Inc., a public company listed for trading on the TSX.

The Board of Directors has no reason to believe that any nominee will not serve if elected. If any nominee is unable to serve as a director, the shares represented by all valid proxies may be voted for the election for such other person(s) as the Board may recommend, unless the Board chooses to reduce the number of directors serving on the Board. Proxies will be voted FOR each nominee unless the shareholder specifies otherwise.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.

MEETINGS  OF  THE  BOARD  OF  DIRECTORS

During 2002, the Board of Directors held a number of informal meetings, and took action by unanimous written consent on seven occasions.

AUDIT  COMMITTEE

The Board of Directors has an audit committee (the "Audit Committee"), which was comprised of Anton J. Drescher and Robert D. Smith Jr. until his recent resignation. Mr. Maurice Loverso was appointed to the Audit Committee in Mr. Smith's place. Because Mr. Drescher is an officer, director and shareholder, he is not considered to be "independent" under the listing standards of the New York Stock Exchange, the American Stock Exchange, or the National Association of Securities Dealers.

The Audit Committee meets with the Company's independent accountants at least quarterly to discuss the results of the annual audit or interim periodic reviews and to review the financial statements; appoints the independent accountants to be retained; oversees the independence of the independent accountants; evaluates the independent accountants' performance; approves fees paid to independent accountants and receives and considers the independent accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee met four times and signed four consent resolutions during fiscal 2002.

The Audit Committee is primarily concerned with the effectiveness of the audits of the Company by its internal audit staff and by the independent auditors. Its duties include: (1) recommending the selection of independent auditors; (2) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (3) reviewing the organization and scope of the Company's internal system of audit and financial controls; (4) appraising the Company's financial reporting activities (including its Proxy Statement and Annual Report) and the accounting standards and principles followed; and (5) examining other reviews relating to compliance by employees with important Company policies and applicable laws. The Audit Committee has not adopted a written charter.

OTHER  COMMITTEES

The  Board  of  Directors  currently  has  no  other  committees.

RELATIONSHIP  WITH  OUR  INDEPENDENT  ACCOUNTANTS

The firm of Goldstein Golub Kessler LLP has served as our independent auditors since February 2001 and was our independent auditor for the fiscal years ended December 31, 2000, 2001 and 2002. The Board of Directors has recommended Goldstein Golub Kessler LLP to serve as our independent accountants for the fiscal year ending December 31, 2003.

Services performed by Goldstein Golub Kessler for fiscal 2002 consisted of the examination of our quarterly and annual financial statements and services related to filings with the Securities and Exchange Commission ("SEC").

                             AUDIT COMMITTEE REPORT

The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

The Audit Committee of the Board assists the Board in carrying out its oversight responsibilities for the Company's financial reporting process, audit process and internal controls.

The Audit Committee has reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements. Goldstein Golub Kessler LLP, the Company's independent auditors for 2002, are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed in detail the audited fiscal year 2002 financial statements with the Company's management and with Goldstein Golub Kessler LLP, the Company's independent auditors. In addition, the Audit Committee has discussed with Goldstein Golub Kessler LLP the matters required to be discussed by Statement on Auditing Standards Number 61, Communication with Audit Committees, as modified or supplemented. The Audit Committee has received the written disclosures and the letter from Goldstein Golub Kessler LLP required by Independence Standards Board Standard Number 1, Independence Discussions with Audit Committees, as modified or supplemented, and has discussed with the independent auditors their independence from the Company and its management. The Audit Committee has also considered whether Goldstein Golub Kessler LLP's provision of non-audit services to the Company is compatible with the independence of such firm.

Members of the Audit Committee rely on the information provided to them and on the representations made to the Committee by management and USA Video's independent accountants without conducting independent verification of the accuracy of such information and representations. Accordingly, the Audit

Committee's oversight does not ensure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not ensure that any audit of USA Video's financial statements conducted by USA Video's internal and independent accountants has been carried out in accordance with generally accepted auditing standards, or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on these reviews and discussions, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Commission.

Based on the Audit Committee's and management's assessment of the performance of Goldstein Golub Kessler LLP during the audit of the Company's financial statements for the fiscal year ending December 31, 2002, the Audit Committee recommended to the Board that Goldstein Golub Kessler LLP be engaged as the Company's independent auditors for fiscal year 2003.

Respectfully  submitted,

                                ANTON J. DRESCHER
                              ROBERT D. SMITH, JR.

                   SECURITY OWNERSHIP OF DIRECTORS, OFFICERS,
                          AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of May 8th, 2003, the number of outstanding common shares of USA Video beneficially owned by (i) each person known to USA Video to beneficially own more than 5% of its outstanding common shares, (ii) each director, (iii) each nominee for director, (iv) each executive officer listed in the Summary Compensation Table, and (iv) all executive officers and directors as a group.


Name                                  Shares Owned         Percentage of Class
------------------------------------------------------------------------------

Edwin Molina                           7,124,424 (1)              6.6%

Anton J. Drescher                      7,781,885 (2)              7.2%

Maurice Loverso (3)                        -0-                     N/A

Robert D. Smith (4)                    1,085,000 (5)              1.0%

All Executive Officers & Directors
 as a Group [four persons]            16,166,309 (1)(2)(6)       14.7%


(1) Includes 1,825,000 common shares underlying warrants that are currently exercisable by Mr. Molina. Mr. Molina's address is 83 Halls Road, Old Lyme, Connecticut.
(2) Includes 1,825,000 common shares underlying warrants that are currently exercisable by Mr. Drescher. Mr. Drescher's address is #507, 837 West Hastings Street, Vancouver, British Columbia.

(3) Mr. Loverso's address is #507, 837 West Hastings Street, Vancouver, British Columbia.
(4)  Mr.  Smith  resigned  as  a  director  of  the Company as of May 7th, 2003.
(5) Includes 360,000 common shares underlying warrants that are currently exercisable by Mr. Smith.
(6) Includes 75,000 common shares underlying warrants that are currently exercisable by a former director.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                     DIRECTOR AND EXECUTIVE COMPENSATION AND
                       OTHER TRANSACTIONS WITH MANAGEMENT

The following table sets forth compensation awarded to, earned by or paid to the Company's Chief Executive Officer ("CEO"), and to other persons serving as executive officers of the Company as of December 31, 2002, whose salary and bonus for such year exceeded $100,000 (collectively, the "Named Executive Officers"), for the last three completed fiscal years.


                                                                                  Long-Term Compensation
                                                                 --------------------------------------------------
                          Summary Compensation Table                       Awards                    Payouts
                             Annual Compensation                 ---------------------------  ---------------------
    Name and    ------------------------------------------------    Restricted   Securities
    Principal                                       Other Annual     Stock        Underlying     LTIP     All Other
    Position    Year     Salary         Bonus       Compensation     Award(s)     Options/SARs  Payouts  Compensation
    ----------  ------ ------------   ------------  ------------   ------------  -------------  -------  ------------
                           $              $              $              $              $           $           $
                      ------------------------------------------------------------------------------------------------
Molina,         2002   $  84,415         -0-        $     -0-          -0-          900,000(10)   -0-         -0-
Edwin           2001   $ 124,910         -0-        $ 125,000(2)       -0-              -0-       -0-         -0-
(CEO)           2000   $ 128,361         -0-        $ 500,000(3)       -0-              -0-       -0-         -0-

Drescher        2002   $  81,311(1)      -0-        $     -0-          -0-          750,000(11)   -0-         -0-
Anton,          2001   $ 120,000(1)      -0-        $ 200,000(4)       -0-              -0-       -0-         -0-
(CFO)           2000   $ 120,000(1)      -0-        $ 500,000(5)       -0-          200,000(11)   -0-         -0-

Smith,          2002   $  27,139         -0-        $     -0-          -0-          500,000(12)   -0-         -0-
Robert          2001   $  89,412         -0-        $  22,900(7-9)     -0-              -0-       -0-         -0-
(COO) (6)


(1)  Represents  consulting  fees  paid  to Mr. Drescher through Harbour Pacific

     Capital Corp., a consulting firm wholly-owned by him, for his services as an executive officer of the Company.

(2) In March 2001, Mr. Molina purchased 250,000 units (each comprised of one common share and one warrant to acquire one common share at $0.66 per share) at $0.54 per unit. This compensation resulted from the difference between the $0.54 purchase price and the $0.66 warrant exercise price and the fair market price of $0.84 of the common shares on the date of issuance of the units.

(3) In July 2000, Mr. Molina purchased 200,000 units (each comprised of one common share and one warrant to acquire one common share at $1.50 per share) at $1.50 per unit. This compensation resulted from the difference between the $1.50 purchase price and the $1.50 warrant exercise price and the fair market price of $2.75 of the common shares on the date of issuance of the units.

(4) In March 2001, Mr. Drescher purchased 400,000 units (each comprised of one common share and one warrant to acquire one common share at $0.66 per share) at $0.54 per unit. This compensation resulted from the difference between the $0.54 purchase price and the $0.66 warrant exercise price and the fair market price of $0.84 of the common shares on the date of issuance of the units.

(5) In July 2000, Mr. Drescher purchased 200,000 units (each comprised of one common share and one warrant to acquire one common share at $1.50 per share) at $1.50 per unit. This compensation resulted from the difference between the $1.50 purchase price and the $1.50 warrant exercise price and the fair market price of $2.75 of the common shares on the date of issuance of the units.

(6)  Mr.  Smith  resigned  as  a  director  of  the Company as of May 7th, 2003.

(7) In March 2001, Mr. Smith purchased 40,000 units (each comprised of one common share and one warrant to acquire one common share at $0.66 per share) at $0.54 per unit. This compensation resulted from the difference between the $0.54 purchase price and the $0.66 warrant exercise price and the fair market price of $0.84 of the common shares on the date of issuance of the units.

(8) In September 2001, Mr. Smith purchased 45,000 units (each comprised of one common share and one warrant to acquire one common share at $0.35 per share) at $0.27 per unit. This compensation resulted from the difference between the $0.27 purchase price and the fair market price of $0.29 of the common shares on the date of issuance of the units.

(9) In December 2001, Mr. Smith purchased 100,000 units (each comprised of one common share and one warrant to acquire one common share at $0.26 per share) at $0.20 per unit. This compensation resulted from the difference between the $0.20 purchase price and the fair market price of $0.22 of the common shares on the date of issuance of the units.

(10) In December 2002, Mr. Molina cancelled 900,000 stock options granted to him in February 2002.

(11) In December 2002, Mr. Drescher cancelled 750,000 stock options granted to him in February 2002 and cancelled 200,000 stock options granted to him in December 2000.

(12) In December 2002, Mr. Smith cancelled 500,000 stock options granted to him in February 2002.

The following table sets forth certain information concerning grants of stock options to the Named Executive Officers during the year ended December 31, 2002.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                       Potential Realizable Value at
                                                                                       Assumed Annual Rate of Stock
                                Individual Grants                                   Price Appreciation for Option Term
                                --------------------------------------------------------------------------------------
                     Number of     % of Total               Market
                     Securities   Options/SARs              Price on
                     Underlying    Granted to    Exercise   Date of
   Name            Options/ SARs  Employees in    Price      Grant     Expiration      0%         5%        10%
                     Granted      Fiscal Year(1) ($/Share) ($/Share)     Date         ($)         ($)       ($)
                   -----------------------------------------------------------------------------------------------

Molina, Edwin          -0-          -0-             -0-        -0-          -0-         -0-         -0-        -0-
Drescher, Anton        -0-          -0-             -0-        -0-          -0-         -0-         -0-        -0-
Smith, Robert          -0-          -0-             -0-        -0-          -0-         -0-         -0-        -0-


(1) A total of 5,605,000 stock options were granted to employees and consultants in 2002, of which 5,580,000 stock options were cancelled during the year. As of May 8th, 2003, a total of 25,000 stock options are outstanding.

The following table sets forth certain information concerning exercises of stock options by the Named Executive Officers during the year ended December 31, 2002 and stock options held at year end.

AGGREGATED OPTION / SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION / SAR VALUES

                                                                  Number of Securities       Value of Unexercised
                                                                 Underlying Unexercised          In-the-Money
                                                                     Options / SARs             Options / SARs
                                                                     at FY-End (#)              At FY-End ($)-
--------------------------------------------------------------------------------------------------------------------
                         Shares Acquired on    Value Realized         Exercisable/               Exercisable/
Name                        Exercise (#)            ($)              Unexercisable             Unexercisable(1)
--------------------------------------------------------------------------------------------------------------------

Molina, Edwin                   -0-                 -0-              0 / 0                     N/A    / $0

Drescher, Anton                 -0-                 -0-              0 / 0                     N/A    / $0

Smith, Robert                   -0-                 -0-              0 / 0                     N/A    / $0

(1) On December 31, 2002, the average of the high and low bid prices of the common shares on the OTC BB was $0.07.

COMPENSATION  OF  DIRECTORS

Directors  receive  no  compensation  for  their  service  as  such.

EMPLOYMENTS  CONTRACTS

USA Video does not have an employment contract with Mr. Molina and the other Named Executive Officer. The Company has no obligation to provide any compensation to Mr. Molina or any other Named Executive Officer in the event of his resignation, retirement or termination, or a change in control of the Company, or a change in any Named Executive Officers' responsibilities following a change in control.

USA Video may in the future create retirement, pension, profit sharing and medical reimbursement plans covering its Executive Officers and Directors.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

The Company does not have a compensation committee. Decisions concerning the compensation of the Company's executive officers are made by the Board of Directors. All members of the Board during fiscal 2002 (Edwin Molina, Anton J. Drescher and Robert D. Smith Jr.) participated in the Board's deliberations concerning executive officer compensation during the fiscal year ended December 31, 2002.

BOARD  OF  DIRECTORS  REPORT  ON  EXECUTIVE  COMPENSATION

The Board of Directors determines the compensation of the Company's executive officers.

BOARD  OF  DIRECTORS:  REPORT  ON  EXECUTIVE  COMPENSATION

The Company does not have a formal compensation committee. The Company intends to establish a compensation committee at such time as it is able to attract a sufficient number of outside directors to the Board. The Company is unable to state when it will be able to establish a formal compensation committee. Pending establishment of the committee, the entire Board of Directors will continue to be responsible for the Company's executive compensation policy. The three current members of the Board are the Company's senior executive officers.

COMPENSATION  PHILOSOPHY

The Company must compete for, attract, develop, motivate and retain high quality executive management personnel. In order to do so, the Company offers a package including a competitive salary, benefits and, on a discretionary basis, additional compensation in the form of stock options.

CASH  COMPENSATION

The Company's executive salary levels are intended to be consistent with competitive salary levels and job responsibilities and experience level of each executive, as well as the Company's overall salary structure and financial condition. Salary changes reflect competitive and economic trends, the overall financial performance of the Company and the performance of the individual executive. Salaries are reviewed annually by the Board.

STOCK  OPTIONS

Stock options are designed to attract and retain executives who can make significant contributions to the Company's success, reward executives for such contributions, give executives a long-term incentive to increase shareholder value, and align the interests of the Company's executive officers with those of its shareholders.

The Board has made, and expects to continue to make, grants of stock options to executive officers. Recipients of option grants, and the size of the grants, are determined based on several factors, including the responsibilities of the individual officers, their past and anticipated contributions to the Company's success, the Company's overall performance, and prior option grants. All options granted to executive officers have an exercise price at least equal to the market price of the Company's common shares at the time of the grant. In 2002, the Company granted stock options to its Directors or Executive Officers and employees to purchase an aggregate of 5,605,000 common shares, of which 5,580,000 stock options were subsequently cancelled, leaving a balance of 25,000 stock options outstanding.

COMPENSATION  OF  THE  CHIEF  EXECUTIVE  OFFICER

In setting the compensation payable for 2002 to Edwin Molina, the Company's Chief Executive Officer, the Board generally considered the same factors described above. Additionally, the Board intends that Mr. Molina's compensation be competitive with compensation paid to chief executive officers of similar sized companies in the Company's industry and to reward Mr. Molina for directing the Company's efforts in initiating and expanding its streaming media business.

IRS  LIMITS  ON  DEDUCTIBILITY  OF  COMPENSATION

The Company is subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the deductibility of certain compensation payments to the Company's executive officers in excess of $1.0 million. The Board expects that cash compensation in 2002 paid to the Chief Executive Officer or any other executive officer to be well below $1.0 million. Section 162(m) also provides for certain exemptions to the limitations on deductibility, including compensation that is "performance-based" within the meaning of Section 162(m). Because the Company does not currently have a compensation committee comprised solely of outside directors, the Company currently cannot avail itself of the "performance-based" compensation exemption under Section 162(m).

The  Board  of  Directors  during  fiscal  2002  consisted  of:

          Edwin  Molina
          Anton  J.  Drescher
          Robert  D.  Smith  Jr.

Mr.  Smith  resigned  as  a  director  of  the  Company  as  of  May  7th, 2003.

PERFORMANCE  GRAPH

The following graph compares USA Video's cumulative total shareholder returns with the cumulative total return for the last five years of (i) Russell 2500, and (ii) the Dow Jones - U.S. Technology, Software, Small Cap Index. The graph shows the value of $100 invested at the closing price on December 31, 1997, in USA Video common shares, the Dow Jones - U.S. Technology, Software, Small Cap Index and the Russell 2500, and assumes that all dividends are reinvested.

                            Total Return Comparison

             [TABLE BELOW IS ALSO REPRESENTED BY A LINE GRAPH HERE]



                               [GRAPHIC  OMITED]


                            12/31/97   12/31/98   12/31/99   12/31/00   12/31/01   12/31/02
USA VIDEO (in US$) . . . .  $  100.00  $   52.34  $1,109.15  $  549.64  $  237.18  $   50.94
RUSSELL 2500 . . . . . . .  $  100.00  $  100.39  $  124.62  $  129.94  $  131.53  $  108.12
DOW JONES US TECHNOLOGY, .  $  100.00  $  105.16  $  256.25  $  127.52  $  104.34  $   48.85
SOFTWARE, SMALL CAP INDEX

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

In 2002, the Company paid consulting fees of $81,311 to Harbour Pacific Capital Corp., a company controlled by Anton J. Drescher, in consideration of Mr. Drescher's services as an executive officer of the Company.

In June 2002, USA Video completed a private placement of 10,000,000 units (each unit consisting of one common share and one warrant to purchase an additional common share at $0.085 US per share) at a price of $0.07 US per unit, of which

7,085,000 units were sold to outside investors and 2,915,000 units were sold to officers, directors and employees of the Company. Because the rules of the TSX require that the offering price for privately placed securities of listed companies be set when the offering is first announced rather than upon closing, the sale price of the units and the exercise price of the warrants were below the market price of $0.075 US per common share on the date of issuance. Units were sold to the following officers and directors of the Company, in the amounts indicated: Edwin Molina (1,200,000 units), Anton J. Drescher (1,200,000 units) and Robert Smith (215,000 units).

In December 2002, USA Video completed a private placement of 2,000,000 units (each unit consisting of one common share and one warrant to purchase an additional common share at $0.064 US per share) at a price of $0.064 US per unit, of which 1,450,000 units were sold to outside investors and 550,000 units were sold to officers, directors and employees of the Company. Because the rules of the TSX require that the offering price for privately placed securities of listed companies be set when the offering is first announced rather than upon closing, the sale price of the units and the exercise price of the warrants were above the market price of $0.053 US per common share on the date of issuance. Units were sold to the following officers and directors of the Company, in the amounts indicated: Edwin Molina (275,000 units) and Anton J. Drescher (275,000 units).

Subsequent to the year ended December 31, 2002, USA Video completed two additional private placements.

In February 2003, USA Video completed a private placement of 2,750,000 units (each unit consisting of one common share and one warrant to purchase an additional common share at $0.0657 US per share) at a price of $0.0657 US per unit, of which 2,200,000 units were sold to outside investors and 550,000 units were sold to officers, directors and employees of the Company. Because the rules of the TSX require that the offering price for privately placed securities of listed companies be set when the offering is first announced rather than upon closing, the sale price of the units and the exercise price of the warrants were below the market price of $0.075 US per common share on the date of issuance. Units were sold to the following officers and directors of the Company, in the amounts indicated: Edwin Molina (250,000 units) and Anton J. Drescher (250,000 units).

On April 8, 2003, USA Video completed a private placement of 1,000,000 units (each unit consisting of one common share and one warrant to purchase an additional common share at $0.075 US per share) at a price of $0.068 US per unit, of which 700,000 units were sold to outside investors and 300,000 units were sold to officers, directors and employees of the Company. Because the rules of the TSX require that the offering price for privately placed securities of listed companies be set when the offering is first announced rather than upon closing, the sale price of the units and the exercise price of the warrants were below the market price of $0.075 US per common share on the date of issuance. Units were sold to the following officers and directors of the Company, in the amounts indicated: Edwin Molina (100,000 units), Anton J. Drescher (100,000 units) and Mario Gioco (100,000 units).

All common shares purchased in the above private placements are subject to a minimum twelve month hold period, during which period, they may not be sold by the shareholder.

                                     ITEM 2:
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

The firm of Goldstein Golub Kessler LLP has been appointed by the Board of Directors to serve as the Company's independent auditors for the 2003 fiscal year.

On February 2, 2001, the Audit Committee of the Board of Directors approved the engagement of Goldstein Golub Kessler LLP as the Company's independent auditors for the year ended December 31, 2000, to replace Amisano Hanson Chartered
Accountants. Amisano Hanson resigned as auditors of the Company effective February 2, 2001.

During the Company's two fiscal years ended December 31, 2002, and the period subsequent to such date and prior to engaging Goldstein Golub Kessler LLP, the Company had not consulted Goldstein Golub Kessler LLP with respect to the application of accounting principles to a specific transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements; or any disagreements with Amisano Hanson (of which there were none), or reportable events, as defined or described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

AUDIT  FEES

The aggregate fees billed to the Company for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, were $28,000.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

Goldstein Golub Kessler LLP did not provide any professional services to the Company with respect to financial information systems design and implementation for the year ended December 31, 2002.

ALL  OTHER  FEES

Goldstein Golub Kessler LLP was not paid any other fees for services rendered to the Company during the year ended December 31, 2002.

Goldstein Golub Kessler LLP has advised the Company as follows: Goldstein Golub Kessler LLP has a continuing relationship with American Express Tax and Business Services, Inc. ("TBS") from which it leases auditing staff who are full time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, Goldstein Golub Kessler LLP has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of Goldstein Golub Kessler LLP. Goldstein Golub Kessler LLP manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

REQUIRED  VOTE

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the ratification of the appointment of Goldstein Golub & Kessler LLP as the Company's auditors for the fiscal year ending December 31, 2003.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF GOLDSTEIN GOLUB KESSLER LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR.

                     REQUIREMENTS, INCLUDING DEADLINES, FOR
              SUBMISSION OF PROXY PROPOSAL, NOMINATION OF DIRECTORS
                       AND OTHER BUSINESS OF SHAREHOLDERS

Under the rules of the SEC, if a shareholder wants the Company to include a proposal in its Proxy Statement and form of proxy for presentation at the Company's 2004 Annual Meeting of Shareholders, the proposal must be received by the Company, Attention: Mr. Anton J. Drescher, Secretary, at the Company's principal executive offices no later than January 14, 2004 and all the other conditions of Rule 14a-8 under the Securities Exchange Act of 1934 must be satisfied, for such proposals to be included in the Company's proxy statement and form of proxy relating to that meeting.

In addition, the proxy solicited by the Board of Directors for the 2004 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than January 14, 2004.

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                    FORM 10-K

THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS, IS ENCLOSED WITH THIS PROXY STATEMENT.

THE COMPANY WILL MAIL TO ANY SHAREHOLDER, WITHOUT CHARGE AND UPON WRITTEN REQUEST, A COPY OF ANY EXHIBIT TO THE ANNUAL REPORT. REQUESTS SHOULD BE SENT TO USA VIDEO INTERACTIVE CORP., 83 HALLS ROAD, OLD LYME, CONNECTICUT 06371,
ATTENTION:  INVESTOR  RELATIONS.

                                        By  Order  of  the  Board  of  Directors

                                       /s/     Anton  J.  Drescher
                                       ----------------------------------
                                       Anton  J.  Drescher,
                                       Secretary

May  8th,  2003

                           USA VIDEO INTERACTIVE CORP.

                                      PROXY

                       2003 ANNUAL MEETING OF SHAREHOLDERS


                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of USA Video Interactive Corp., hereby constitutes and appoints Edwin Molina and Anton J. Drescher and each or either of them, or instead of any or all of the foregoing, __________________ the attorneys and proxies of the undersigned with full power of substitution to act and vote for an in the name, place and stead of the undersigned, at the 2003 Annual Meeting of the Shareholders of the Company, to be held at 11:00 a.m. on Thursday, June 12th, 2003, and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present upon all matters referred to below and described in the Proxy Statement for the meeting and, at their discretion, upon any other matters that may properly come before the meeting:

(1)  ELECTION  OF  DIRECTORS:

     VOTE  FOR  ALL  NOMINEES  LISTED  BELOW                |   |

     WITHHOLD  AUTHORITY                                    |   |

     Nominees:
               Edwin  Molina
               Anton  J.  Drescher
               Maurice  Loverso

     INSTRUCTIONS: To withhold authority to vote for any individual nominee(s) listed above, write the nominee's name in the space provided below.

     EXCEPTIONS     _____________________________

(2)  RATIFICATION  OF  APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS INDEPENDENT
     AUDITORS:

     FOR       |   |          AGAINST       |   |            ABSTAIN  |   |

When properly executed, this Proxy will be voted in the manner specified by the Shareholder. Unless you specify otherwise, this Proxy will be voted "FOR" the election of all of the nominees as directors and "FOR" Item 2.

A majority of the proxies, or their substitutes at the meeting, or any adjournments thereof may exercise all of the powers given by this Proxy. Any Proxy to vote any of the shares for which the undersigned is or would be entitled to vote previously given to any person or persons other than the persons named above is hereby revoked.

IN WITNESS WHEREOF, the undersigned has signed and sealed this Proxy and acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated May 8th, 2003.

Dated:  __________________,  2003


                                             ___________________________________
                                             NUMBER OF SHARES


                                             ___________________________________
                                             PRINT  NAME  OF  SHAREHOLDER


                                             ___________________________________
                                             SIGNATURE  OF  SHAREHOLDER

Joint Owners should each sign. Attorneys-in-fact, administrators, custodians, partners, or corporation officers should give full title.

NOTE: This proxy, properly completed, dated and signed, should be returned immediately in the enclosed, envelope to CIBC Mellon Trust Company, Suite 600, 333 7th Avenue S.W., Calgary, Alberta, Canada T2P 2Z3.

                           USA VIDEO INTERACTIVE CORP.


                             REQUEST TO BE ADDED TO
                        SUPPLEMENTAL MAILING / EMAIL LIST



Please  complete  and  return  to:

     USA  VIDEO  INTERACTIVE  CORP.
     #507,  837  West  Hastings  Street
     Vancouver,  British  Columbia,  Canada  V6C  3N6

     ATTENTION:  ANTON  J.  DRESCHER
     -------------------------------


I hereby request that my name be added to the supplemental mailing / email list maintained by the Corporation for the mailing / emailing of interim Financial Statements in accordance with National Instrument 54-101. I declare that I am a shareholder of the Corporation.




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PRINT  NAME                                  SIGNATURE

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ADDRESS

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CITY,  PROVINCE/  STATE

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POSTAL  CODE/  ZIP  CODE

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EMAIL  ADDRESS


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DATE

Please note: Interim Financial Statements will only be sent to the shareholders who return this request. We DO need your Postal Code or ZIP Code.